VOYAGEUR MUTUAL FUNDS III

Delaware Select Growth Fund
(the "Fund")

Supplement to the Fund's Statement of Additional Information
dated August 28, 2007

The following replaces the information in the section entitled, "Portfolio Managers - Ownership of Securities" in the Fund's Statement of Additional Information.

As of September 30, 2007, the portfolio managers of Delaware Select Growth Fund and certain key personnel supporting the portfolio managers had invested collectively in excess of $15 million in the suite of products they manage, including $8,509,264 in Delaware Select Growth Fund.

This Supplement is dated October 19, 2007.